                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ADAMS GOLF, INC.
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            (Exact name of registrant as specified in its charter)

           Delaware                                         75-2320087
--------------------------------                 -------------------------------
  (State of incorporation or                     (I.R.S. Employer Identification
        organization)                                          Number)

  300 Delaware Avenue, Suite 548
       Wilmington, Delaware                                  19801
--------------------------------                 -------------------------------
(Address of principal executive                            (Zip Code)
         offices)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered

            None                                                N/A
--------------------------------                 -------------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-51715 (If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
--------------------------------------------------------------------------------
                               (Title of class)

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         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Registrant's Common Stock, par value $.001 per share, to be registered hereby is contained in the section entitled "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on May 4, 1998 (Registration No. 333-51715), as amended, pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.

ITEM 2.  EXHIBITS.

   EXHIBIT
     NO.             EXHIBIT
   -------           -------
     1.              Amended and Restated Certificate of Incorporation of the
                     Registrant (Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement).

     2. Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement).

     3. Registration Rights Agreement dated April 30, 1998 by and among the Registrant and certain stockholders of the Registrant (Incorporated by reference to Exhibit 4.3 to the S-1 Registration Statement).

     4. Form of Common Stock Certificate of the Company (Incorporated by reference to Exhibit 4.5 to the S-1 Registration Statement).



                           [SIGNATURE PAGE FOLLOWS]



                                       2.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ADAMS GOLF, INC.

                                            By: /s/ Darl P. Hatfield
                                                ------------------------------
                                                      Darl P. Hatfield
                                                SENIOR VICE PRESIDENT - FINANCE
                                                      AND ADMINISTRATION
                                                 AND CHIEF FINANCIAL OFFICER

Date:  July 6, 1998





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